UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2010
SOLAR POWER, INC.

(Exact name of registrant as specified in its charter)

California	000-50142	20- 4956638

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1115 Orlando Avenue
Roseville, California 95661-5247

(Address and telephone number of principal executive offices) (Zip Code)
(916) 746-0900

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Resignation of Mr. Jeffery Winzeler as Chief Financial Officer
Mr. Jeffery Winzeler, Solar Power, Inc.’s (the “Company”) Chief Financial Officer since December 31, 2007, has resigned effective July 9, 2010. No severance or any other remuneration is owed by the Company to Mr. Winzeler on account of his resignation.
(c) Appointment of Mr. Joe Bedewi as Chief Financial Officer
Mr. Joe Bedewi, age 50, was appointed as the Company’s new Chief Financial Officer effective July 9, 2010. Mr. Bedewi was, prior to the appointment, the Executive Vice President of Finance for the Company since December 2009.
Mr. Bedewi is a finance professional with extensive operational experience, including factory startup, global multi-factory management, strategic financial planning, operational cost improvement, investor relations, Sarbanes Oxley compliance, and systems implementation. From March 2007 until he joined the Company, Mr. Bedewi served as Chief Financial Officer of Malibu Boats, LLC, where he was responsible for all aspects of financial operations and oversight of financial controls. From March 2006 until January 2007, Mr. Bedewi served as Chief Financial Officer of International DisplayWorks, Inc., where he was responsible for all aspects of financial operations, including oversight of financial aspects of global manufacturing operations. Prior to joining International DisplayWorks, Mr. Bedewi spent 17 years at Intel Corporation’s finance organization with responsibilities ranging from Controller for the startup of Intel’s largest 8” wafer fabrication facility to World-Wide Controller for all Logic Factories. Additionally, Mr. Bedewi has served in operational roles supporting strategy development, operations systems, supply chain management and materials support. He has managed globally diverse teams based in China, Malaysia, Philippines, Costa Rica, Ireland and the U.S. Mr. Bedewi earned his Bachelor of Science in Quantitative Business Analysis from Arizona State University in 1982.
There have been no related party transactions between Mr. Bedewi and the Company. Mr. Bedewi has no family relationships with any director or executive officer of the Company, or with any persons nominated or chosen by the Company to become directors or executive officers.
Mr. Bedewi serves at will, and there are no employment agreements with the Company’s executive officers. There are no changes in his current salary.
9.01 Financial Statements and Exhibits.
(a)	Exhibits
99.1	Press Release

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation
Dated: July 14, 2010	/s/ Alan M. Lefko
Alan M. Lefko
Vice President of Finance and Secretary

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